  Exhibit 10.1

PEDEVCO CORP.
COMMON STOCK
SUBSCRIPTION AGREEMENT

Common Stock Shares

Date: September 17, 2019	Full Subscription Commitment: US $12,000,000.00

1. Subscription:

(a) The undersigned purchasers who have executed a copy of the Participant signature page hereof and delivered the Purchase Price to the Company (collectively, the “Participants” and each, a “Participant”) hereby apply to purchase restricted Common Stock (the “Common Stock” or the “Shares” or the “Securities”) of PEDEVCO Corp., a Texas corporation (the “Company”), in the amount set forth below their signature on the signature page of this Agreement, in accordance with the terms and conditions of this Subscription Agreement (the “Subscription” or “Agreement”).

(b) Each Share has a price per share of US $1.4285714 (the “Purchase Price”, which term, depending on its context shall also refer to the aggregate consideration due from each Participant for the aggregate amount of Shares purchased by such Participant hereunder).

(c) Before this Subscription is considered, the Participant must complete, execute and deliver to the Company the following:

(i) This Subscription.

(ii) The Certificate of Accredited Investor Status and Investor Information, attached hereto as Exhibit A, and the Certificate of Non-U.S. Investor Status, attached hereto as Exhibit B.

(iii) The Participant’s wire transfer in the amount set forth on the signature page hereof in the amount of the aggregate Purchase Price in exchange for the Shares purchased, sent according to the Company’s instructions.

(d) This Subscription is irrevocable by the Participant.

(e) This Subscription is not transferable or assignable by the Participant.

(f) This Subscription may be rejected in whole or in part by the Company in its sole discretion prior to the Closing (as defined in Section 1(h) hereof), regardless of whether Participant’s funds have theretofore been deposited by the Company. Participant’s execution and delivery of this Subscription will not constitute an agreement between the undersigned and the Company until this Agreement has been accepted and executed by the Company. In the event this Subscription is rejected by the Company, all funds and documents tendered by the Participant shall be returned and the parties’ obligations hereunder, shall terminate.

(g) For purposes of this Agreement:

(i) “Affiliate” means (x) any Person directly or indirectly controlling, controlled by or under common control with another Person, or (y) any manager, director, officer, partner or employee of a Person; a Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such other Person, whether through ownership of voting securities, by contract, or otherwise.

(ii)  “Material Adverse Effect” means any change, event, development or occurrence, individually or with all other changes, events, developments or occurrences, that has or is reasonably likely to (a) have a material adverse effect on the business, prospects, assets, results of operations or financial condition of the Company or (b) prevent or materially delay consummation of the transactions contemplated hereby or otherwise prevent the Company from performing its obligations under this Agreement on a timely basis in any material respect.

(iii)  “NYSE American Approval” shall mean such approvals as may be required by the NYSE American Exchange in connection with issuance and/or listing of the Shares on the NYSE American Exchange.

(iv) “Person” means any individual, corporation, partnership, joint venture, limited liability company, trust, unincorporated organization or governmental entity.

(h) The closing (the “Closing”) of this offering (the “Offering”) is scheduled to occur as soon as possible. The date that the Offering closes shall be the “Closing Date” for the purposes of this Agreement.

(i) Conditions to Closing. Closing shall be conditioned upon the following, unless waived in writing by the Company and the Participant:

(i) NYSE American Approval: The Company shall have received NYSE American Approval.

(ii) Board Approval: The Board of Directors of the Company shall have approved the transactions contemplated by this Subscription and the other transaction documents and the issuance of the Securities. The Company shall have performed in all material respects all obligations and covenants herein required to be performed by it on or prior to the Closing.

(j) Participant hereby agrees not to, and will cause its Affiliates not to, enter into any “put equivalent position” as such term is defined in Rule 16a-1 under the Securities Exchange Act of 1934, as amended, or short sale position with respect to the Securities either prior to Closing or at any time that Participant holds any Shares.

2.    Representations by Participant. In consideration of the Company’s potential acceptance of the Subscription, each Participant individually, and not jointly or severally, makes the following representations and warranties to the Company, which warranties and representations shall survive any acceptance of the Subscription by the Company:

(a)    Without limiting its right to rely upon the representations and warranties of the Company in Section 3, prior to the time of purchase of the Shares, Participant has had an opportunity to review the Company’s reports, schedules, forms, statements and other documents filed by it with the United States Securities and Exchange Commission (the “SEC Reports”) (which filings can be accessed by going to http://www.sec.gov/edgar/searchedgar/companysearch.html, typing “PEDEVCO” in the “Company name” field, and clicking the “Search” button), and Participant has had the opportunity to ask questions and receive any additional information from persons acting on behalf of the Company to verify Participant’s understanding of the terms thereof and of the Company’s business and status thereof. Participant acknowledges that no officer, director, broker-dealer, placement agent, finder or other person affiliated with the Company has given Participant any information or made any representations, oral or written, other than as provided in the SEC Reports and herein, on which Participant has relied upon in deciding to invest in the Securities.

(b) Participant acknowledges that Participant has not seen, received, been presented with, or been solicited by any leaflet, public promotional meeting, newspaper or magazine article or advertisement, radio or television advertisement, or any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”)) with respect to the Securities.

(c) The Securities are being acquired for Participant’s own account and not with a view to resale the Securities in violation of the Securities Act.

(d) Participant acknowledges that the Securities have not been registered under the Securities Act or qualified under any blue sky laws, in reliance, in part, on Participant’s representations, warranties and agreements made herein.

(e) Other than the rights specifically set forth in this Subscription and disclosed in the SEC Reports, Participant represents, warrants and agrees that the Company and the officers of the Company (the “Company’s Officers”) are under no obligation to register or qualify the Securities under the Securities Act or under any state securities law, or to assist the undersigned in complying with any exemption from registration and qualification.

(f) Participant represents that Participant meets the criteria for participation because: (i) Participant has a pre-existing personal or business relationship with the Company or one or more of its partners, officers, directors or controlling persons; or (ii) by reason of Participant’s business or financial experience, or by reason of the business or financial experience of its financial advisors who are unaffiliated with, and are not compensated, directly or indirectly, by the Company or any affiliate or selling agent of the Company, Participant is capable of evaluating the risk and merits of an investment in the Securities and of protecting its own interests;

(g) Participant represents that Participant is (i) an “accredited investor” as such term is defined in Rule 501 of the Securities Act, and has executed the Certificate of Accredited Investor Status and Investor Information, attached hereto as Exhibit A, and (ii) not a “U.S. person” within the meaning of Regulation S under the Securities Act, and has executed the Certificate of Non-U.S. Investor Status, attached hereto as Exhibit B.

(h) RESERVED.

(i) Participant has been advised to consult with its own attorney or attorneys regarding all legal matters concerning an investment in the Company and the tax consequences of purchasing the Securities, and has done so, to the extent Participant considers necessary.

(j) Participant acknowledges that the tax consequences of investing in the Company will depend on particular circumstances, and neither the Company, the Company’s Officers, any other investors, nor the partners, shareholders, members, directors, agents, officers, employees, affiliates or consultants of any of them, will be responsible or liable for the tax consequences to Participant of an investment in the Company. Participant will look solely to and rely upon its own advisers with respect to the tax consequences of this investment.

(k) All information which Participant has provided to the Company concerning Participant, its financial position and its knowledge of financial and business matters, and any information found in the Certificate of Accredited Investor Status and Investor Information and Certificate of Non U.S. Investor Status, is truthful, accurate, correct, and complete as of the date set forth herein.

(l)      Participant is in full compliance with, and the Participant’s payment of the Purchase Price in connection with the Offering will be in full compliance with, all applicable U.S. laws, regulations, directives, and executive orders imposing economic sanctions, embargoes, export controls or anti-money laundering requirements, including but not limited to the following laws: (1) the International Emergency Economic Powers Act, 50 U.S.C. 1701-1706; (2) the National Emergencies Act, 50 U.S.C. 1601-1651; (3) section 5 of the United Nations Participation Act of 1945, 22 U.S.C. 287c; (4) Section 321 of the Antiterrorism Act, 18 U.S.C. 2332d; (5) the Export Administration Act of 1979, as amended, 50 U.S.C. app. 2401-2420; (6) the Trading with the Enemy Act, 50 U.S.C. app. 1 et seq.; (7) the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56; and (8) Executive Order 13224 (Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) of September 23, 2001. The Participant represents that the amounts invested by it in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations (collectively, the “Regulations”). To the best of the Participant’s knowledge, none of: (1) the Participant; (2) any person controlling or controlled by the Participant; (3) if the Participant is a privately-held entity, any person having a beneficial interest in the Participant; or (4) any person for whom the Participant is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an Office of Foreign Assets Control (“OFAC”) list, or a person or entity prohibited under the OFAC Programs. Participant will provide additional information or take such actions as may be necessary or advisable for the Company, in its sole judgment, to comply with any such Regulations.

(m)       The Participant (on its own behalf and, if applicable, on behalf of any person for whose benefit the Participant is subscribing) acknowledges and consents to the fact the Company is collecting the Participant’s (and any beneficial purchaser’s) personal information pursuant to this Agreement. The Participant (on its own behalf and, if applicable, on behalf of any person for whose benefit the Participant is subscribing) acknowledges and consents to the Company retaining the personal information for as long as permitted or required by applicable law or business practices. The Participant (on its own behalf and, if applicable, on behalf of any person for whose benefit the Participant is subscribing) further acknowledges and consents to the fact the Company may be required by applicable securities laws and stock exchange rules to provide regulatory authorities any personal information provided by the Participant respecting itself (and any beneficial purchaser). By executing this Agreement, the Participant is deemed to be consenting to the foregoing collection, use and disclosure of the Participant’s (and any beneficial purchaser’s) personal information. The Participant also consents to the filing of copies or originals of any of the Participant’s documents described herein as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby. The Participant represents and warrants that it has the authority to provide the consents and acknowledgments set out in this paragraph on behalf of all beneficial purchasers.

(n)           Each certificate or instrument representing securities issuable pursuant to this Agreement will be endorsed with the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES WHICH IS REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

3.    Representations and Warranties by the Company. The Company represents and warrants to Participant that:

(a) Due Formation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to own or lease its properties and assets and to carry on its business as now being conducted. The Company is duly qualified as a foreign entity to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect on the business, operations or financial condition of the Company.

(b) Capitalization. The Company is authorized under its Certificate of Formation, as amended, to issue 200,000,000 shares of common stock. The Company’s disclosure of its issued and outstanding capital stock in its most recent SEC Filing containing such information is accurate in all material respects as of the date indicated in such SEC Filing. All of the issued and outstanding shares of the Company’s capital stock have been duly authorized and validly issued and are fully paid and nonassessable; none of such shares were issued in violation of any pre-emptive rights; and such shares were issued in compliance in all material respects with applicable state and federal securities law and any rights of third parties. No Person is entitled to pre-emptive or similar statutory or contractual rights with respect to the issuance by the Company of any securities of the Company, including, without limitation, the Securities. Except for stock options, warrants, convertible notes and other convertible securities described in the SEC Filings, there are no outstanding warrants, options, convertible securities or other rights, agreements or arrangements of any character under which the Company is or may be obligated to issue any equity securities of any kind, except as contemplated by this Agreement. There are no voting agreements, buy-sell agreements, option or right of first purchase agreements or other agreements of any kind among the Company and any of the securityholders of the Company relating to the securities of the Company held by them, except as set forth in the SEC Filings. No Person has the right to require the Company to register any securities of the Company under the Securities Act, whether on a demand basis or in connection with the registration of securities of the Company for its own account or for the account of any other Person, except as set forth in the SEC Filings. The issuance and sale of the Shares hereunder will not obligate the Company to issue shares of common stock or other securities to any other Person and will not result in the adjustment of the exercise, conversion, exchange or reset price of any outstanding security. The Company does not have outstanding stockholder purchase rights or “poison pill” or any similar arrangement in effect giving any Person the right to purchase any equity interest in the Company upon the occurrence of certain events.

(c) Authority; Enforceability. This Subscription delivered together with this Subscription or in connection herewith have been duly authorized, executed, and delivered by the Company and are legal, valid and binding agreements, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity; and the Company has the requisite corporate power and authority and has taken all requisite corporate action necessary for, and no further action on the part of the Company, its officers, directors and stockholders is necessary for, (i) the authorization, execution and delivery of this Subscription, (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the authorization, issuance (or reservation for issuance) and delivery of the Shares.

(d) No General Solicitation. Neither the Company, nor any of its affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with the offer or sale of the Securities.

(e) Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Subscription, except for the approval of the NYSE American. Subject to the accuracy of the representations and warranties of the Participant set forth in Section 2 hereof, the Company has taken all action necessary to exempt (i) the issuance and sale of the Shares and (ii) the other transactions contemplated by this Subscription, from the provisions of any stockholder rights plan or other “poison pill” arrangement, any anti-takeover, business combination or control share law or statute binding on the Company or to which the Company or any of its assets and properties is subject that is or could reasonably be expected to become applicable to the Participant as a result of the transactions contemplated hereby, including without limitation, the issuance of the Shares and the ownership, disposition or voting of the Securities by the Participant or the exercise of any right granted to the Participant pursuant to this Subscription or the other transaction documents relating hereto.

(f) No Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened against the Company or any of its subsidiaries that questions the validity of this Subscription or the right of the Company to enter into it, or to consummate the transactions contemplated hereby or thereby, or that might result, either individually or in the aggregate, in any material adverse changes in the assets, condition or affairs of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing. Neither the Company nor any of its subsidiaries is a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company or any of its subsidiaries currently pending or which the Company or any of its subsidiaries intends to initiate. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened in writing (or any basis therefor known to the Company) involving the prior employment of any of the Company’s employees, their use in connection with the Company’s business, or any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers.

(g) Compliance with Other Instruments.

(i) The Company is not in violation or default (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company), of any provisions of its formation documents, bylaws or of any instrument, judgment, order, writ, decree or contract to which it is a party or by which it is bound or, to its knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company, nor has the Company received written notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived). The execution, delivery and performance of this Subscription, and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a breach or default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

(ii) To its knowledge, the Company has avoided every condition, and has not performed any act, the occurrence of which would result in the Company’s loss of any right granted under any license, distribution agreement or other agreement.

(h) Tax Returns and Payments. The Company has filed all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due.

(i) Permits. The Company and each of its subsidiaries has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could materially and adversely affect the business, properties, prospects, or financial condition of the Company. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

(j) Offering Valid. Assuming the accuracy of the representations and warranties of Participant contained in Section 2 hereof, the offer, sale and issuance of the Securities will be exempt from the registration requirements of the Securities Act, and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Shares to any person or persons so as to bring the sale of such Shares by the Company within the registration provisions of the Securities Act or any state securities laws. Subject to receipt of required NYSE American additional listing approval, at or prior to Closing the issuance and sale of the Securities does not contravene the rules and regulations of the NYSE American.

(k)    Valid Issuance. The Shares have been duly and validly authorized and, when issued and paid for pursuant to this Subscription, will be validly issued, fully paid and nonassessable, and shall be free and clear of all encumbrances and restrictions (other than those created by the Participant), except for restrictions on transfer set forth in the transaction documents or imposed by applicable securities laws.

(l) SEC Filings. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company as of the date of this Agreement, under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the one year preceding the date hereof (collectively, the “SEC Filings”). At the time of filing thereof, the SEC Filings complied in all material respects with the requirements of the Securities Act or the Exchange Act, as applicable, and the rules and regulations of the SEC thereunder. All material agreements to which the Company is a party or to which the property or assets of the Company is subject are included as part of or identified in the SEC Filings, to the extent such agreements are required to be included or identified pursuant to the rules and regulations of the SEC.

(m) Title to Properties. The Company and its subsidiaries have good and marketable title to all real properties and all other properties and assets owned by them, in each case free from liens, encumbrances and defects, except such as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect; and the Company and its subsidiaries hold any leased real or personal property under valid and enforceable leases with no exceptions, except such as would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(n) Financial Statements. The financial statements included in each SEC Filing comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing (or to the extent corrected by a subsequent restatement) and present fairly, in all material respects, the consolidated financial position of the Company as of the dates shown and its consolidated results of operations and cash flows for the periods shown, subject in the case of unaudited financial statements to normal, immaterial year-end audit adjustments, and such consolidated financial statements have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”) (except as may be disclosed therein or in the notes thereto, and except that the unaudited financial statements may not contain all footnotes required by GAAP, and, in the case of quarterly financial statements, except as permitted by Form 10-Q under the Exchange Act). Except as set forth in the financial statements of the Company included in the SEC Filings filed prior to the date hereof, the Company has not incurred any liabilities, contingent or otherwise, except those incurred in the ordinary course of business, consistent (as to amount and nature) with past practices since the date of such financial statements, none of which, individually or in the aggregate, have had or would reasonably be expected to have a Material Adverse Effect.

(o) Brokers and Finders. No Person will have, as a result of the transactions contemplated by this Subscription, any valid right, interest or claim against or upon the Company or Participant for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company, other than an advisor who will be compensated directly by the Company. No Participant shall have any obligation with respect to any fees, or with respect to any claims made by or on behalf of other Persons for fees, in each case of the type contemplated by this Section 3(o) that may be due in connection with the transactions contemplated by this Subscription.

(p) Transactions with Affiliates. Except as disclosed in the Company’s SEC Filings, none of the executive officers or directors of the Company and, to the Company’s knowledge, none of the employees of the Company is presently a party to any material transaction with the Company (other than as holders of stock options, and for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the Company’s knowledge, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

(q) Disclosures. Neither the Company nor any Person acting on its behalf has provided the Participant or their agents or counsel with any information that constitutes or would reasonably be expected to constitute material, non-public information concerning the Company or its subsidiaries, other than with respect to the transactions contemplated hereby which will be disclosed in a Current Report on Form 8-K within four business days of the Closing. The SEC Filings do not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein, in light of the circumstances under which they were made, not misleading. The Company understands and confirms that the Participant will rely on the foregoing representations in effecting transactions in securities of the Company.

(r) Required Filings. Except for the transactions contemplated by this Subscription, including the acquisition of the Securities contemplated hereby, no event or circumstance has occurred or information exists with respect to the Company or its business, properties, operations or financial condition, which, under applicable law, rule or regulation, currently requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed.

(s) Manipulation of Price. The Company has not, and, to the Company’s knowledge, no Person acting on its behalf has taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities.

(t) Non-Hindrance. The Company undertakes not to hinder by any means the removal of the restrictive legend from the shares certificate provided that the Participant sells the shares to a third party meeting all the requirements set by the applicable law.

(u) Continued Periodic Report Filings. With a view to making available to Participant the benefits of Rule 144 promulgated under the Securities Act, the Company shall, for a period of not less than 18 months following the Closing, file with the Securities and Exchange Commission (the “Commission”) in a timely manner all reports and other documents required of the Company under Rule 144(c) and provide to Participant, upon reasonable request: (i) a written statement by the Company that it has complied with the current information requirements of Rule 144(c); and (ii) such other information as may be reasonably requested to avail Participant of any rule or regulation of the Commission that permits the selling of any such securities without registration.

(v) Legend Removal.  The Company covenants and agrees that it will make reasonable best efforts to assist the Participant with the removal of the restrictive legend from the shares certificate following the applicable holding period under applicable law, provided that the Participant sells the shares in an open market transaction, to a third party, meeting all the requirements set by the applicable law.

4. Agreements to Indemnify.

(a) The Company agrees to indemnify and hold harmless each Participant and its Affiliates, and their respective directors, officers, members, managers, employees, and agents, from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable and documented attorney fees and disbursements and other documented out-of-pocket expenses reasonably incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, “Losses”) to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under this Subscription, and will reimburse any such Person for all such amounts as they are incurred by such Person solely to the extent such amounts have been finally judicially determined not to have resulted from such Person’s fraud or willful misconduct.

(b) Each Participant, individually and not jointly or severally, agrees to indemnify and hold harmless the Company and its Affiliates, and their respective directors, officers, members, managers, employees, and agents, from and against any and all Losses to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Participant under this Subscription, and will reimburse any such Person for all such amounts as they are incurred by such Person solely to the extent such amounts have been finally judicially determined not to have resulted from such Person’s fraud or willful misconduct.

5. Subscription Binding on Heirs, etc. This Subscription, upon acceptance by the Company, shall be binding upon the heirs, executors, administrators, successors and assigns of the Participant. If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the representations and warranties shall be deemed to be made by and be binding on each such person and his or her heirs, executors, administrators, successors, and assigns.

6. Execution Authorized. If this Subscription is executed on behalf of a corporation, partnership, trust or other entity, the undersigned has been duly authorized and empowered to legally represent such entity and to execute this Subscription and all other instruments in connection with the Securities and the signature of the person is binding upon such entity.

7. Governing Law. This Subscription shall be construed in accordance with the laws of the State of Texas.

8. Dispute Resolution. In the event of any dispute arising out of or relating to this Subscription, then such dispute shall be submitted to binding arbitration with the Houston, Texas branch of the American Arbitration Association (“AAA”) to be governed by AAA’s Commercial Rules of Arbitration (the “AAA Rules”) and heard before one arbitrator. The parties shall attempt to mutually select the arbitrator. In the event they are unable to mutually agree, the arbitrator shall be selected by the procedures prescribed by the AAA Rules. Notwithstanding anything in the AAA Rules to the contrary, discovery shall be limited exclusively to the mutual production of documents, and written submissions to the arbitrator shall be limited to one brief from each party and one responsive brief from each party.

9. Further Assurances. The Company and Participant hereby covenant that they will, whenever and as reasonably requested by the other party, do, execute, acknowledge and deliver any and all such other and further acts, deeds, confirmations, and any instruments of further assurance, approvals and consents as may reasonably be requested in order to complete, insure and perfect the transactions contemplated herein.

10. Commercially Reasonable Efforts. Each party shall use commercially reasonable efforts to timely satisfy each of the conditions to the Closing, subject to the Company’s ability to reject this Subscription pursuant to Section 1(f) hereof. No party shall intentionally perform or fail to perform any act that, if performed or omitted to be performed, would prevent or excuse the performance of this Agreement or any of the transactions contemplated hereby, subject to the Company’s ability to reject this Subscription pursuant to Section 1(f) hereof.

11. Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to affect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

12. Entire Agreement, Amendments and Waivers. This Agreement constitutes the entire agreement of the parties regarding the subject matter of the Agreement and expressly supersedes all prior and contemporaneous understandings and commitments, whether written or oral, with respect to the subject matter hereof. No variations, modifications, changes or extensions of this Agreement or any other terms hereof shall be binding upon any party hereto unless set forth in a document duly executed by such party or an authorized agent of such party.

13. Extended Meanings. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders.

14. Counterparts, Effect of Facsimile, Emailed and Photocopied Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .jpeg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party, each other party shall re execute the original form of this Agreement and deliver such form to all other parties. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Remainder of page left intentionally blank. Signature pages follow.]

Subject to acceptance by the Company, the undersigned have completed this Subscription Agreement to evidence his/her/its subscription for the purchase of Shares of the Company, this 17th day of September, 2019.

PARTICIPANT:

By: /s/ Viktor Tkachev

         (signature)

Name: Viktor Tkachev

Title: N/A

Tax Identification No.: on file

Jurisdiction of Organization: N/A

State of Principal Place of Operations: on file

Investment Amount (# of Shares): 8,400,000

Purchase Price Paid ($): 12,000,000.00

Address for Notice: Delivery Instructions (if different from above):

Address for Notice:
on file

Attention:
Email:	on file

Subscription Agreement  PEDEVCO Corp.

The Company has accepted this Subscription this 17th day of September, 2019

“COMPANY”

PEDEVCO CORP.,
a Texas corporation

                                                                                        By: /s/ Clark R. Moore

Name: Clark R. Moore

Title: EVP and General Counsel

Address for notice:

PEDEVCO Corp.
575 N. Dairy Ashford, Energy Center II, Suite 210
Houston, Texas 77079
Attn: Corporate Counsel
Subscription Agreement  PEDEVCO Corp.

Exhibit A

CERTIFICATE OF ACCREDITED INVESTOR STATUS AND INVESTOR INFORMATION

            Except as may be indicated by the undersigned below, the undersigned is an “accredited investor,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The undersigned has initialed the box below indicating the basis on which he is representing his/her/its status as an “accredited investor”:

______ a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

____ a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

____ an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

_X__  a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of this purchase exceeds $1,000,000. For purposes of this item, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Securities are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of Securities for the purpose of investing in the Securities;

____ a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

____ a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment;

____ an entity in which all of the equity holders are “accredited investors” by virtue of their meeting one or more of the above standards; or

____ an individual who is a director or executive officer of PEDEVCO Corp.

Investor Information: (This must be consistent with the form of ownership selected below and the information provided above)

Name (please print): Viktor Tkachev
If entity named above, By: N/A
                                      Its: N/A
Social Security or Taxpayer I.D. Number: on file
Business Address (including zip code): on file
Email Address: on file
All communications to be sent to: Email address

Please indicate below the form in which you will hold title to your interest in the Shares. PLEASE CONSIDER CAREFULLY. ONCE YOUR SUBSCRIPTION IS ACCEPTED, A CHANGE IN THE FORM OF TITLE CONSTITUTES A TRANSFER OF THE INTEREST IN THE SHARES AND MAY THEREFORE BE RESTRICTED BY THE TERMS OF THIS SUBSCRIPTION, AND MAY RESULT IN ADDITIONAL COSTS TO YOU. Participants should seek the advice of their attorneys in deciding in which of the forms they should take ownership of the interest in the Shares, because different forms of ownership can have varying gift tax, estate tax, income tax, and other consequences, depending on the state of the investor’s domicile and his or her particular personal circumstances.

      X  INDIVIDUAL OWNERSHIP (one signature required)

 JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON (both or all parties must sign)

 COMMUNITY PROPERTY (one signature required if interest held in one name, i.e., managing spouse; two signatures required if interest held in both names)

 TENANTS IN COMMON (both or all parties must sign)

 GENERAL PARTNERSHIP (fill out all documents in the name of the PARTNERSHIP, by a PARTNER authorized to sign)

 LIMITED PARTNERSHIP (fill out all documents in the name of the LIMITED PARTNERSHIP, by a GENERAL PARTNER authorized to sign)

   LIMITED LIABILITY COMPANY (fill out all documents in the name of the LIMITED LIABILITY COMPANY, by a member authorized to sign)

   CORPORATION (fill out all documents in the name of the CORPORATION, by the President or other officer authorized to sign)

 TRUST (fill out all documents in the name of the TRUST, by the Trustee, and include a copy of the instrument creating the trust and any other documents necessary to show the investment by the Trustee is authorized. The date of the trust must appear on the Notarial where indicated.)

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Accredited Investor Status and Investor Information effective as of September 17, 2019.

               Participant Name: Viktor Tkachev

By: /s/ Viktor Tkachev Signature

Printed Name: Viktor Tkachev Title/Position: N/A (required for any stockholder that is a corporation, partnership, trust or other entity)

Subscription Agreement  PEDEVCO Corp.

EXHIBIT B
CERTIFICATE OF NON U.S. INVESTOR STATUS

This Certificate of Non U.S. Investor Status (“Certificate”) is being delivered pursuant to that certain Subscription Agreement to which this Certificate is attached, by and between PEDEVCO Corp. (the “Company”) and the undersigned. Capitalized terms used herein but not otherwise defined shall have the meanings ascribed to them in the Subscription Agreement.

NON-U.S. PERSON CERTIFICATION

If you are NOT a U.S. Person, you must complete and sign the following certification (please see the next page for the definition of “U.S. person”):

The undersigned hereby represents and warrants to the Company that:

(a)           he, she or it is not acquiring the Shares for the account or benefit of any “U.S. person” (within the meaning of Regulation S under the Securities Act) and that, as of the date hereof, he, she or it is not a “U.S. person.”

(b)           at the time the buy order for the Shares was originated, the undersigned was outside the United States;

(c)           the undersigned is purchasing the Shares for his, her or its own account and not on behalf of any U.S. Person, and the sale has not been pre-arranged with a purchaser in the United States;

(d)           neither the undersigned nor or any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Shares and the undersigned and any person acting on his/her/its behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act; and

(e) neither the undersigned nor any person acting on his/her/its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The undersigned agrees not to cause any advertisement of the Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

Dated: September 17, 2019

Viktor Tkachev Print Name
By: /s/ Viktor Tkachev Signature
Title: N/A (required for any stockholder that is a corporation, partnership, trust or other entity)

Subscription Agreement  PEDEVCO Corp.

DEFINITION OF “U.S PERSON”

“U.S. person” means:

(1) Any natural person resident in the United States;

(2) Any partnership or corporation organized or incorporated under the laws of the United States;

(3) Any estate of which any executor or administrator is a U.S. person;

(4) Any trust of which any trustee is a U.S. person;

(5) Any agency or branch of a foreign entity located in the United States;

(6) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(7) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; or

(8) Any partnership or corporation if: (i) organized or incorporated under the laws of any foreign jurisdiction; and (ii) formed by a U.S. person principally for the purpose of investing in securities not registered under the Act, unless it is organized or incorporated, and owned, by “accredited investors”1 who are not natural persons, estates or trusts.2

1 See the “Certificate of Accredited Investor Status” for the definition of “accredited investor.”
2 For further clarification, the following are not deemed to be “U.S. persons” under Regulation S of the Act: (i) Any discretionary account or similar account (other than an estate or trust) held for the benefit or account of a non-U.S. person by a dealer or other professional fiduciary organized, incorporated, or (if an individual) resident in the United States; (ii) Any estate of which any professional fiduciary acting as executor or administrator is a U.S. person if: (A) An executor or administrator of the estate who is not a U.S. person has sole or shared investment discretion with respect to the assets of the estate; and (B) The estate is governed by foreign law; (iii) Any trust of which any professional fiduciary acting as trustee is a U.S. person, if a trustee who is not a U.S. person has sole or shared investment discretion with respect to the trust assets, and no beneficiary of the trust (and no settlor if the trust is revocable) is a U.S. person; (iv) An employee benefit plan established and administered in accordance with the law of a country other than the United States and customary practices and documentation of such country; (v) Any agency or branch of a U.S. person located outside the United States if: (A) The agency or branch operates for valid business reasons; and (B) The agency or branch is engaged in the business of insurance or banking and is subject to substantive insurance or banking regulation, respectively, in the jurisdiction where located; and (vi) The International Monetary Fund, the International Bank for Reconstruction and Development, the Inter-American Development Bank, the Asian Development Bank, the African Development Bank, the United Nations, and their agencies, affiliates and pension plans, and any other similar international organizations, their agencies, affiliates and pension plans.
Subscription Agreement  PEDEVCO Corp.